UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2017

Commission File Number	Exact Name of Registrant; State of Incorporation; Address and Telephone Number of Principal Executive Offices	I.R.S. Employer Identification No.
001-32871	COMCAST CORPORATION	27-0000798
PENNSYLVANIA One Comcast Center Philadelphia, PA 19103-2838 (215) 286-1700
001-36438	NBCUNIVERSAL MEDIA, LLC	14-1682529
DELAWARE 30 Rockefeller Plaza New York, NY 10112-0015 (212) 664-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Comcast Corporation	☐

NBCUniveral Media, LLC	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Comcast Corporation	☐

NBCUniveral Media, LLC	☐

Item 8.01 Other Events

On October 19, 2017, Comcast Corporation (“Comcast”) and NBCUniversal Media, LLC (“NBCUniversal”) consummated its private offers to exchange (the “Exchange Offer”) new series of Comcast senior notes for Comcast’s outstanding 6.950% Notes due 2037, 6.550% Notes due 2039, 6.400% Notes due March 1, 2040, 6.450% Notes due 2037, 6.400% Notes due 2038, 6.500% Notes due 2035 and 5.650% Notes due 2035, and NBCUniversal’s outstanding 6.400% Notes due April 30, 2040 and 5.950% Notes due 2041. In connection with the settlement of the Exchange Offer, Comcast issued (i) $2,000,000,000 aggregate principal amount of its 3.969% Notes due 2047, (ii) $1,999,999,000 aggregate principal amount of its 3.999% Notes due 2049 and (iii) $1,499,967,000 aggregate principal amount of its 4.049% Notes due 2052 (collectively, the “New Notes”).

The New Notes were issued pursuant to an Indenture dated as of September 18, 2013 (the “Base Indenture”) among Comcast, the guarantors named therein and The Bank of New York Mellon, as trustee, as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (the “First Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee, and an officers’ certificate issued pursuant thereto. The New Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal (the “Guarantors”).

The material terms and conditions of the New Notes are set forth in the Form of Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Base Indenture and First Supplemental Indenture, which are incorporated by reference as Exhibit 4.3 and Exhibit 4.4, respectively, to Comcast’s Registration Statement on Form S-3 filed on July 28, 2016, and incorporated by reference herein.

In connection with Comcast’s issuance of the New Notes, Comcast and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the dealer managers for the Exchange Offer. Under the Registration Rights Agreement, the Company and the Guarantors agreed, among other things, to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New Notes for a series of exchange notes with terms substantially identical in all material respects to the New Notes, except that the exchange notes will not contain transfer restrictions and will not provide for any increase in annual interest rate.

The New Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Therefore, the New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

Item 9.01(d) Exhibits

Exhibit Number	Description
4.1	Form of Officers’ Certificate setting forth the terms of the New Notes.
4.2	Registration Rights Agreement, dated as of October 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	October 20, 2017	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Executive Vice President, General Counsel and Secretary

NBCUNIVERSAL MEDIA, LLC

Date:	October 20, 2017	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Executive Vice President